Execution Version

Supplement to the Collateral Agreement

SUPPLEMENT NO. 6 (this “Supplement”), dated as of January 7, 2019, to the Collateral Agreement (First Lien) dated as of July 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among PRIME SECURITY SERVICES BORROWER, LLC (the “Borrower”), each Subsidiary of the Borrower from time to time party thereto (each, a “Subsidiary Loan Party”) and BARCLAYS BANK PLC, as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A.Reference is made to the First Lien Credit Agreement, dated as of July 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Prime Security Services Holdings, LLC (“Holdings”), the Borrower, the Lenders party thereto from time to time, Barclays Bank PLC, as administrative agent, and the other parties thereto.

B.Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Collateral Agreement, as applicable.

C.The Pledgors have entered into the Collateral Agreement pursuant to the requirements set forth in Section 5.10 of the Credit Agreement. Section 5.16 of the Collateral Agreement provides that additional Subsidiaries of the Borrower may become Subsidiary Loan Parties and Pledgors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned Subsidiaries (each, a “New Subsidiary,” and collectively, “the New Subsidiaries”) are executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Loan Party and a Pledgor under the Collateral Agreement.

Accordingly, each of the New Subsidiaries agrees as follows:

SECTION 1. In accordance with Section 5.16 of the Collateral Agreement, each of the New Subsidiaries by their signatures below becomes a Subsidiary Loan Party and a Pledgor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Loan Party and a Pledgor and each of the New Subsidiaries hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Loan Party and a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, each of the New Subsidiaries, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on each of all of the New Subsidiaries’ right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of each of the New Subsidiaries. Each reference to a “Subsidiary Loan Party” or a “Pledgor” in the Collateral Agreement shall be deemed to include each of the

New Subsidiaries (except as otherwise provided in clause (ii) of the definition of Pledgor to the extent applicable). The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. Each of the New Subsidiaries represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of each of the New Subsidiaries. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Each of the New Subsidiaries hereby represents and warrants that, as of the date hereof, (a) set forth on Schedule I attached hereto is a true and correct schedule of any and all of (and, with respect to any Pledged Stock issued by an issuer that is not a subsidiary of the Borrower, correctly sets forth, to the knowledge of each of the New Subsidiaries) the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes (i) all Equity Interests pledged hereunder and (ii) the debt obligations and promissory notes or instruments evidencing Indebtedness, in each case under this clause
(ii)pledged hereunder and in an aggregate principal amount in excess of $10,000,000 now owned by each of the New Subsidiaries required to be pledged in order to satisfy the Collateral and Guarantee Requirement or delivered pursuant to Section 2.02(a) and 2.02(b) of the Collateral Agreement, (b) set forth on Schedule II attached hereto is a list of any and all Intellectual Property now owned by each of the New Subsidiaries consisting of Patents and Trademarks applied for or registered with the United States Patent and Trademark Office and Copyrights registered with the United States Copyright Office, (c) set forth on Schedule III hereto is a list of all Commercial Tort Claims in excess of $10,000,000 held by each of the New Subsidiaries, and (d) set forth under its signature hereto is the true and correct legal name of each of the New Subsidiaries, its jurisdiction of organization and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF

NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Collateral Agreement) be in writing and given as provided in Section 5.01 of the Collateral Agreement.

SECTION 9. Each of the New Subsidiaries agrees to reimburse the Collateral Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, other charges and disbursements of counsel for the Collateral Agent.

IN WITNESS WHEREOF, each of the New Subsidiaries has duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[Signature Page Follows]

FIRE & SECURITY HOLDINGS, LLC

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

Address: 1501 Yamato Road
Boca Raton, FL 33431
Legal Name: Fire & Security Holdings, LLC
Jurisdiction of Formation: Delaware

RED HAWK FIRE & SECURITY, LLC

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

Address: 1501 Yamato Road
Boca Raton, FL 33431
Legal Name: Red Hawk Fire & Security, LLC
Jurisdiction of Formation: Colorado

RED HAWK FIRE & SECURITY (NY), LLC

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

Address: 1501 Yamato Road
Boca Raton, FL 33431
Legal Name: Red Hawk Fire & Security (NY), LLC
Jurisdiction of Formation: New York

[Signature Page to Supplement to Collateral Agreement (First Lien)]

RED HAWK FIRE & SECURITY (CA), LLC

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

Address: 1501 Yamato Road
Boca Raton, FL 33431
Legal Name: Red Hawk Fire & Security (CA), LLC
Jurisdiction of Formation: California

RED HAWK SECURITY SYSTEMS, LLC

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

Address: 1501 Yamato Road
Boca Raton, FL 33431
Legal Name: Red Hawk Security Systems, LLC
Jurisdiction of Formation: Texas

TELE-TECTOR OF MARYLAND, INC.

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

Address: 1501 Yamato Road
Boca Raton, FL 33431
Legal Name: Tele-Tector of Maryland, INC.
Jurisdiction of Formation: Maryland

[Signature Page to Supplement to Collateral Agreement (First Lien)]

RED HAWK FIRE & SECURITY (CHES), LLC

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

Address: 1501 Yamato Road
Boca Raton, FL 33431
Legal Name: Red Hawk Fire & Security (CHES), LLC
Jurisdiction of Formation: Delaware

ATCI COMMUNICATIONS, INC

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

Address: 1501 Yamato Road
Boca Raton, FL 33431
Legal Name: ATCi Communications, Inc.
Jurisdiction of Formation: Florida

FIRE SYSTEMS INTERNATIONAL, INC.

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

Address: 1501 Yamato Road
Boca Raton, FL 33431
Legal Name: Fire Systems International, Inc.
Jurisdiction of Formation: New York

[Signature Page to Supplement to Collateral Agreement (First Lien)]

PRATT LANDRY ASSOCIATES, INC.

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

Address: 1501 Yamato Road
Boca Raton, FL 33431
Legal Name: Pratt Landry Associates, Inc.
Jurisdiction of Formation: Louisiana

CENTURY SPRINKLER HOLDINGS CORPORATION

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

Address: 1501 Yamato Road
Boca Raton, FL 33431
Legal Name: Century Sprinkler Holdings Corporation
Jurisdiction of Formation: Delaware

CHAIN ELECTRIC HOLDINGS, INC.

By:	/s/ P. Gray Finney
Name: P. Gray Finney
Title: Senior Vice President, Chief Legal Officer and Secretary

Address: 1501 Yamato Road
Boca Raton, FL 33431
Legal Name: Chain Electric Holdings, Inc.
Jurisdiction of Formation: Delaware

[Signature Page to Supplement to Collateral Agreement (First Lien)]

Schedule I to
Supplement No. 6 to the
Collateral Agreement
Pledged Stock; Pledged Debt

A.	Pledged Stock

Issuer	Record Owner	Certificate No.	Number and Class	Percentage of Outstanding Equity Interest Owned	Percentage (of Owned Equity Interests) Pledged
Red Hawk Fire & Security, LLC	Fire & Security Holdings, LLC	N/A	N/A	100%	100%
RED HAWK FIRE & SECURITY (NY), LLC	Red Hawk Fire & Security, LLC	N/A	N/A	100%	100%
RED HAWK FIRE & SECURITY (CA), LLC	Red Hawk Fire & Security, LLC	N/A	N/A	100%	100%
RED HAWK SECURITY SYSTEMS, LLC	Red Hawk Fire & Security, LLC	N/A	N/A	100%	100%
TELE-TECTOR OF MARYLAND, INC.	Red Hawk Fire & Security, LLC	8A	70 shares of common stock	100%	100%
Red Hawk Fire & Security (CHES), LLC	Red Hawk Fire & Security, LLC	N/A	N/A	74.16%	100%
Red Hawk Fire & Security (CHES), LLC	TELE-TECTOR OF MARYLAND, INC.	N/A	N/A	25.84%	100%
ATCi Communicatin, Inc.	TELE-TECTOR OF MARYLAND, INC.	03	100 shares of common stock	100%	100%
FIRE SYSTEMS INTERNATIONAL, INC.	RED HAWK FIRE & SECURITY (NY), LLC	3	10 shares of common stock	100%	100%
Pratt Landry Associates, Inc.	RED HAWK FIRE & SECURITY (CA), LLC	3	2,800 shares of common stock	100%	100%
Century Sprinkler Holdings Corporation	RED HAWK SECURITY SYSTEMS, LLC	3	100 shares of common stock	100%	100%
Chain Electric Holdings, Inc.	RED HAWK SECURITY SYSTEMS, LLC	3	100 shares of common stock	100%	100%

B.	Pledged Debt

None.

Schedule II to Supplement No. 6 to the Collateral Agreement

Intellectual Property

A.    U.S. Federally Issued or Applied for Patents Owned by the New Subsidiaries

None.

B.    U.S. Federally Registered Copyrights Owned by the New Subsidiaries

None.

C.    U.S. Federally Registered or Applied for Trademarks Owned by the New Subsidiaries

None.

Schedule III to Supplement No. 6 to the Collateral Agreement

Commercial Tort Claims

None.